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                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT made this ___ day of __________, 1998, by and between ARSoftware, Inc. and ARInternet, Inc. (hereinafter jointly and severally referred to as the "Obligor") and Applied Research of Maryland, Inc. (hereinafter referred to as the "Secured Party").

                                   RECITALS
                                   --------

     1. WHEREAS, ARI and ARS entered into a Intercompany Settlement Agreement (the "Intercompany Agreement") dated __________ ___, 1998 and,

     2. WHEREAS, Obligor, jointly and severally agree to pay to the Obligee the sum of One-Hundred Fifty Thousand Dollars ($150,000.00), in thirty six (36) equal installments of Four Thousand One Hundred and Sixty-Seven Dollars ($4,167.00) per month commencing the ___ day of __________, 1998 and due and payable on the ___ day of each month thereafter until paid in full and,

     3. WHEREAS, Obligor, agrees to provide collateral to secure the payment of its Obligation to ARM.

          NOW, THEREFORE, in consideration of the terms extended to them pursuant to the Intercompany Agreement and in order to secure the prompt payment of the Obligation set forth therein and all charges and advances, as herein provided, the receipt and sufficiently of which is hereby acknowledge, the parties hereto agree as follows:

     1. RECITALS. The Recitals are hereby incorporated by reference into this Agreement.

     2.   INDEBTEDNESS AND PLEDGE.

          (a) In order to secure the due and timely observance and performance of Obligee's covenants and obligations under the Intercompany Settlement Agreement and Promissory Note, and in order to induce Secured Party to enter into an Intercompany Settlement Agreement with Obligor to settle its claims against Obligor, Obligor hereby pledges and grants to Secured Party a security interest in the property described in Section 2 below ("Collateral").

     3.   COLLATERAL.  The Collateral consists of:

          (a) All equipment, inventory and fixtures of Obligee, now owned or hereafter acquired by Obligor;

          (b)  All accounts receivables;

          (c)  All copyrights and intangibles;

          (d) All proceeds of and contract rights relating to any and all of the Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when any item of Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and all rights to payment, including return premiums, with respect to any insurance provided for hereunder.

     4.   COVENANTS WITH RESPECT TO COLLATERAL.

          (a) Obligor shall (i) maintain, preserve and protect the Collateral and keep it in good condition and repair; (ii) take all reasonable steps to protect the Collateral against theft and casualty; (iii) duly observe all applicable legal and insurance requirements with respect to the operation of its business and the use, sale or other disposition of the Collateral; (iv) pay when due all taxes assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any part of the Collateral; (v) shall keep and maintain property insurance for the above-mentioned collateral, with carriers and against all risks and liabilities in a minimum amount of ____________________ Dollars ($__________), and to apply the proceeds of any claim thereunder, to replacement of the Collateral. Obligor shall furnish the Secured Party with a certificate of insurance as evidence of compliance with the provisions of this paragraph and the Secured Party shall be named as a co-insured; (vi) assume all risks and agree that no loss, damage or casualty shall release Obligor from any obligations hereunder; (vii) keep accurate and complete records of the Collateral and any disposition thereof and provide Secured Party with such accounts, reports and information relating to the disposition of the Collateral as Secured Party may require from time to time;
(viii) keep the Collateral free of all liens, charges and encumbrances; (ix) except as provided in subsection (b) below, not surrender or lose possession of, sell, encumber, lease, or otherwise dispose of or transfer any Collateral or any right or interest therein; (x) the Collateral shall be kept at 8201 Corporate Drive, Suite 1120, Landover, Maryland 20785 where the Secured Party may inspect it at any time. The Collateral may be removed in whole or in part from this location only with the written consent of the Secured Party.

     5. EVENTS OF DEFAULT. If any one or more of the following described events of default ("Events of Default") shall occur: (a) any Event of Default specified in this Promissory Note, or Intercompany Settlement Agreement, (b) any breach of any provision of this Security Agreement; (c) any breach of any obligation, or covenant in the agreement and upon failure, within ten (10) days of written notice of such "event of default", Secured Party may (1) declare the entire obligation immediately due and payable and proceed to collect same, (2) require Obligor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party, (3) enter onto the property or without judicial process, (4) foreclose, realize upon or otherwise enforce Secured Party's security interest in any manner permitted by law or provided for in this Agreement, (5) sell, lease or otherwise dispose of any Collateral at one or more public or private sales on such terms and in such manner as Secured Party may determine, and (6) recover from Obligor all charges, costs and expenses, including reasonable attorney's fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Agreement or by law.

     6.   CUMULATIVE REMEDIES; NO WAIVER.

          (a) All rights, powers and remedies of Secured Party hereunder are cumulative and not alternative, shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute, rule of law or other agreement, and may be exercised successively or concurrently without thereby impairing any interest of Secured Party in the Collateral.

          (b) Any forbearance or delay by Secured Party in exercising any right, power or remedy shall not constitute a waiver or preclude the further exercise thereof or the exercise of any other right, power or remedy. This Agreement and terms hereof shall not be modified, amended, waived, discharged or terminated except by an instrument in writing signed by Secured Party.

     7.   BINDING EFFECT.

          All rights of Secured Party hereunder shall inure to the benefit of its successor and assigns, and all obligations of Obligor shall bind its successors and assigns.

     8.   MISCELLANEOUS.

          (a) All notices and other formal communications under this Agreement or required by law shall be in writing and shall be by certified or registered mail according to the following terms:

     Notices to Obligor shall be sent to 8201 Corporate Drive, Suite 1120, Landover, Maryland 20785; and notices to Secured Party shall be sent to James
M. Greenan, Esquire, Greenan, Walker, Trainor & Billman, 6411 Ivy Lane Suite, 706, Greenbelt, Maryland 20770.

          (b) If any of the provisions of this Agreement shall contravene or be held invalid under the laws of any jurisdictions, the provisions shall be construed as if such provisions were omitted and the rights and obligations of the parties shall be enforced accordingly. This Security Agreement shall be governed by the Laws of the State of Maryland.

          (c) Obligor may convey the assets described herein as secured to a bona fide purchaser thereof subject to this Security Agreement, only with the written consent of the Secured Party, which consent shall not be unreasonably withheld, provided that any such conveyance consented to by the Secured Party shall not be deemed to relieve the Obligor from its continuing joint and several liability and obligation as represented by that Promissory Note described herein and attached hereto in the event that such third party shall default in the payment thereof when and as prescribed therein.

          (d) Obligor shall have the right to deal in and with the assets secured hereby in favor of the Secured Party provided that the same is done in the ordinary course of continuing business operated by Obligor for purposes of replacement and/or improvement and the consent of the Secured Party as to dispositions of the property secured hereby shall not be required in such events except as provided for in (c) above upon a bulk transfer of said property to a third party.

          (e) Should Obligor acquire any property in connection with the premises and businesses referred to herein, it may finance the acquisition thereof by granting a security interest therein at the time of acquisition to a vendor thereof or financing institution lending funds in connection therewith, without the consent of the Secured Party, but all equity value owned or acquired by Obligor in such property shall become and be subject to the security interest granted hereby to the Secured Party.


WITNESS:                             ARSoftware, Inc.



--------------------                 --------------------------------------
                                     By:  S.P.S. Anand, President


                                     ARInternet, Inc.



                                     --------------------------------------
                                     By:  S.P.S. Anand, President